BUSINESS ADVISORY AGREEMENT

THIS AGREEMENT, dated as of May 8, 2025, between Conexeu Sciences Inc. (the "Company"), having its principal place of business at Nevada, USA and Urs Meier ("Consultant"), having its principal place of business at Spitalstrasse 20a, 8840 Einsiedeln, Switzerland.

RECITALS

WHEREAS, Consultant is engaged in the business of providing advisory services and advising companies in connection with their business as it relates to Europe; and

WHEREAS, the Company desires to engage Consultant to perform certain advisory and consulting services for the Company and Consultant desires to perform the services for the Company, subject to the terms and conditions of this Agreement;

THEREFORE, for the mutual promises contained herein, the parties hereto agree as follows:

AGREEMENT

1. ENGAGEMENT BY CONSULTANT.  Company hereby engages Consultant and Consultant hereby agrees to hold itself available to render, and to render at the reasonable request of the Company, independent advisory and consulting services for the Company to the best of its ability (the "Services"), upon the terms and conditions hereinafter set forth.

A. Duties. Consultant shall perform those services as reasonably requested by the Company, including but not limited to the Services described herein. Consultant shall devote Consultant's commercially reasonable efforts and attention to the performance of the Services for the Company on a timely basis.  Consultant shall also make himself available to answer questions, provide advice and Services to the Company upon reasonable request and notice from the Company. It is mutually understood that the Consultant shall not be accountable for operational duties.

B. Responsibilities. Assist with the strategic analysis of the Company's business objectives and specific advice on balancing these objectives within Europe.

C. Scope of Work.

European Business Advisory - Consultant shall provide business advisory services to the Company in connection with and related to the Company's business in Europe which shall include organizational meetings with the working team to review developments, discuss any potential challenges and establish action steps, results, timelines and responsibilities. In addition the Consultant shall assist the Company in developing its business strategy, business development and overall corporate targets for Europe.

2. TERM. The term of this Agreement shall commence on the execution date and shall continue for a period of twenty four months  unless terminated sooner in accordance with the provisions of Section 7 below.

3. COMPENSATION.  The Company agrees to compensate the Consultant in the following manner as consideration of the Services rendered hereunder and which are deemed to be fully earned upon the commencement of the Consultant's engagement hereunder:

A. Within ten (10) day of the execution of this Agreement, the Company agrees to issue to the Consultant, or its designees, 416,667 units of the Company (the "Units") consisting of one share of common stock of the Company (each, a "Share") and one Share purchase warrant (each, a "Warrant").  Each Warrant shall be entitle the holder thereof to acquire one Share (each, a "Warrant Share") for a price of $0.40 per Warrant Share for a period 36 months

The Company shall promptly reimburse Consultant for any pre-approved costs and expenses incurred by Consultant in connection with any Services specifically requested by Company and performed by Consultant pursuant to the terms of the Agreement.

The Company covenants to use its reasonable commercial efforts to file a Form S-1 Registration Statement (a "Form S-1") to register the Shares as well as the Warrant Shares for resale under the U.S. Securities Act, subject to any limitations imposed by the SEC on the registration of Shares and Warrant Shares held by affiliates of the Company. The Company covenants to use its reasonable commercial efforts to clear such Form S-1 Registration Statement for effectiveness with the SEC within three months after the initial filing of such Form S-1.

B.

The offer, issuance and sale of the Units to the Consultant, or its designees, is subject to there being an exemption from the prospectus requirements under applicable Canadian securities laws as well as there being an exemption from the registration requirements under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") and applicable state securities laws.  The Consultant, or its designees, understands and acknowledges that it must complete, execute and deliver to the Company a U.S. Accredited Investor Certificate (the "U.S. Accredited Investor Certificate") attached hereto as Exhibit A, as applicable, and such additional documents and instruments as the Company may reasonably require in order to ensure that the Consultant, or its designees, is a U.S. "accredited investor" as such term is defined under Rule 501(a) of Regulation D under the U.S. Securities Act and also satisfies certain exempt purchaser status requirements under applicable Canadian securities laws, as applicable.

The Consultant, and its designees, as applicable, understands, acknowledges, represents and warrant to the Company that:

A. The certificates representing the Shares, Warrants and Warrant Shares (collectively, the "Securities") will bear such legends as required by applicable securities laws and as further set out in the U.S. Accredited Investor Certificate;

B. The Consultant, and its designees, as applicable, is knowledgeable of, or has been independently advised as to, the applicable securities laws of that jurisdiction which apply to the issuance and sale of the Securities, and which may impose restrictions on the resale of such Securities in that jurisdiction and it is the responsibility of the Consultant, and its designees, as applicable, to find out what those resale restrictions are, and to comply with them before selling the Securities;

C. The Securities have not been and will not be registered under the U.S. Securities Act or the securities laws of any state of the United States and that the Securities may not be offered or sold in the United States or to or for the account or benefit of a U.S. person (as such term is defined under Rule 902(k) of Regulation S under the U.S. Securities Act) or a person in the United States without registration under the U.S. Securities Act and any applicable state securities laws or in compliance with the requirements of an exemption from, or a transaction not subject to, the registration requirements of the U.S. Securities Act and any applicable state securities laws; and

D. The Consultant, and its designees, as applicable, understands that the offer and sale of the Securities by the Company to the Consultant, and its designees, as applicable, is being made in reliance on available exemptions from such registration requirements provided by Rule 506(b) of Regulation D or Section 4(a)(2) of the U.S. Securities Act and applicable state securities laws.

4. INDEPENDENT CONTRACTOR.

It is expressly agreed that Consultant is acting as an independent contractor in performing its services hereunder, and this Agreement is not intended to, nor does it create, an employer-employee relationship nor shall it be construed as creating any joint venture or partnership between the Company and Consultant.  Consultant shall be responsible for all applicable federal, state and other taxes related to Consultant's compensation hereunder and Company shall not withhold or pay any such taxes on behalf of Consultant, including without limitation social security, federal, state and other local income taxes.  Since Consultant is acting solely as an independent contractor under this Agreement, Consultant shall not be entitled to insurance or other benefits normally provided by Company to its employees.  While the foregoing Duties and Responsibilities of Consultant may in a technical legal sense cause Consultant to be deemed an agent of Company, Consultant shall have no authority to, nor shall he in any way attempt to, bind the Company to any agreements nor be responsible for its operations.  Consultant will not provide any services that require regulatory or other approval in any of the countries Consultant is performing its Services in or its Services are related to.

5. ASSIGNMENT.

This Agreement is being entered into in reliance upon and in consideration of the singular skill and qualifications of Consultant.  Neither Consultant nor the Company shall voluntarily, or by operation of law assign or otherwise transfer the obligations incurred on its part pursuant to terms of this Agreement without the prior written consent of the other party, except that Company may assign this Agreement to its parent or any successor without the prior written consent of Consultant which shall be considered given by Consultant's entry into this Agreement.  Except as aforesaid, any attempt at assignment or transfer by either party of its obligations hereunder, without such consent, shall be null and void.

6. PROPRIETARY INFORMATION; WORK PRODUCT; NON-DISCLOSURE.

 A. Company has conceived, developed and owns, and continues to conceive and develop, certain property rights and information, including but not limited to its business plans and objectives, client and customer information, financial projections, marketing plans, marketing materials, logos, and designs, and scientific data, processes, know-how,  and other trade secrets, intangible assets and industrial or proprietary property rights which may or may not be related directly or indirectly to Company's business and all documentation, media or other tangible embodiment of or relating to any of the foregoing and all proprietary rights therein of Company are hereinafter referred to as "Proprietary Information"

 B. General Restrictions on Use. Consultant agrees to hold all Proprietary Information in confidence and not to, directly or indirectly, disclose, use, copy, publish, summarize, or remove from Company's premises and/or control any Proprietary Information (or remove from the control of Company any other property of Company), except (i) during the consulting relationship to the extent authorized and necessary to carry out Consultant's responsibilities under this Agreement, and (ii) after termination of the consulting relationship, only as specifically authorized in writing by Company. Notwithstanding the foregoing, such restrictions shall not apply to: (x) information which Consultant can show was rightfully in Consultant's possession at the time of disclosure by Company; (y) information which Consultant can show was received from a third party who lawfully developed the information independently of Company or obtained such information from Company under conditions which did not require that it be held in confidence; or (z) information which, at the time of disclosure, is generally available to the public.

 C. Ownership of Work Product. All Work Product as defined hereinafter shall be considered work(s) made by Consultant for hire for Company and shall belong exclusively to Company and its designees. If by operation of law, any of the Work Product, including all related intellectual property rights, is not owned in its entirety by Company automatically upon creation thereof, then Consultant agrees to assign, and hereby assigns, to Company and its designees the ownership of such Work Product, including all related intellectual property rights. "Work Product" shall mean any writings (including excel, power point, emails, etc.), programming, documentation, data compilations, reports, and any other media, materials, or other objects produced as a result of Consultant's work or delivered by Consultant in the course of performing that work.

7.  TERMINATION.  This Agreement may be terminated on the occurrence of any one of the following events:

A. The expiration of the Term hereof;

B. By mutual written consent of the Parties hereto;

C. By either Party if the other Party files for bankruptcy or becomes insolvent;

D. A material breach of this Agreement by Consultant, which breach has not been cured within thirty (30) days after a written demand for such performance is delivered to Consultant by the Company that specifically identifies the manner in which the Company believes that Consultant has breached this Agreement;

E. Any material acts or events which inhibit Consultant from fully performing its responsibilities to the Company in good faith, such as (i) a felony criminal conviction; (ii) any other criminal conviction involving Consultant's lack of honesty or Consultant's moral turpitude; (iii) drug or alcohol abuse; or (iv) acts of dishonesty, gross carelessness or gross misconduct.

Within ten (10) days after the termination of this Agreement, the Consultant shall return to the Company all Proprietary Information and Work Product in the Consultant's possession or, with the approval of the Company, destroy all such Proprietary Information and/or Work Product.

8. DISCLAIMER OF RESPONSIBILITY FOR ACTS OF COMPANY.

The obligations of the Consultant described in this Agreement consist solely of the furnishing of information and advice to the Company.  All final decisions with respect to acts of the Company or its affiliates, whether or not made pursuant to or in reliance on information or advice furnished by Consultant hereunder, shall be those of the Company or such affiliates and Consultant shall under no circumstances be liable for any expenses incurred or loss suffered by the Company as a consequence of such decisions.

9. GENERAL PROVISIONS.

 A. Governing Law and Jurisdiction.  This Agreement shall be governed by and interpreted in accordance with the laws of the State of Nevada.  Each of the parties hereto consents to such jurisdiction for the enforcement of this Agreement and matters pertaining to the transaction and activities contemplated hereby.

 B. Attorney's Fees.  The Parties hereto, and each of them, agree that they shall each pay their own attorney's fees, costs, expenses, if any, incurred in connection with this dispute.  If any action at law or equity is necessary to enforce the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees and costs in addition to any other relief to which it may be entitled in the amount as ordered by the court.

C. Complete Agreement.  This Agreement supersedes any and all of the other agreements, either oral or in writing, between the Parties with respect to the subject matter hereof and contains all of the covenants and agreements between the parties with respect to such subject matter in any manner whatsoever.  Each party to this Agreement acknowledges that no representations, inducements, promises or agreements, oral or otherwise, have been made by any party, or anyone herein, and that no other agreement, statement or promise not contained in this Agreement shall be valid or binding.

 D. Binding.  Except as aforesaid, this Agreement shall be binding upon and inure to the benefit of the successors-in-interest, assigns and personal representatives of the respective Parties.

 E. Notices.  All notices and other communications provided for or permitted hereunder shall be made by hand delivery, first class mail, telex or telecopied, or electronic mail, addressed as follows:

Company:	Conexeu Sciences Inc. Attn: Jeff Sharpe, jeff@conexeu.com

Consultant:	Urs Meier Spitalstrasse 20a 8840 Einsiedeln Switzerland urs.meier@urseli.ch

All such notices and communications shall be deemed to have been duly given:  when delivered by hand, if personally delivered; five (5) business days after deposit in any Post Office in the continental United States or Canada, postage prepaid, if mailed; when answered back, if telexed; and when receipt is acknowledged or confirmed, if telefaxed; and the day after an electronic mail is sent and no electronic mail failure to deliver notification has been received back.

 F. Severability.  The invalidity or unenforceability of any particular provision of this Agreement will not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

 G. Execution in Counterparts.  This Agreement may be executed in several counterparts and when so executed shall constitute one agreement binding on all the Parties, notwithstanding that all the Parties are not signatory to the original and same counterpart.

 H. Further Assurance.  From time to time each Party will execute and deliver such further instruments and will take such other action as any other Party may reasonably request in order to discharge and perform their obligations and agreements hereunder and to give effect to the intentions expressed in this Agreement.

 I. Headings; No Adverse Construction.  The various headings and numbers herein and the grouping of provisions of this Agreement into separate articles and paragraphs are for the purpose of convenience only and shall not affect the meanings or interpretation hereof.  The language in all parts of this Agreement shall in all cases be construed in accordance with its fair meaning as if prepared by all Parties to the Agreement and not strictly for or against any of the Parties.

 J. Entire Agreement.  This Agreement, together with the documents and exhibits referred to herein, embodies the entire understanding among the parties and merges all prior discussions or communications among them, and no party shall be bound by any definitions, conditions, warranties, or representations other than as expressly stated in this Agreement, or as subsequently set forth in writing, signed by the duly authorized representatives of all of the parties hereto. This agreement, when executed shall supersede and render null and void any and all preceding oral or written understandings and agreements.

 K. Amendment; Waiver.  This Agreement may only be changed, modified, or amended in writing by the mutual consent of the parties hereto.  The provisions of this Agreement may only be waived in or by a writing signed by the party against whom enforcement of any waiver is sought.

L. Not Acting as a Broker-Dealer/Legal.  The Company hereby acknowledges that Consultant is not a licensed broker-dealer and is not raising capital or assisting in raising capital for the Company.  The Company also acknowledges that the Consultant is not providing any legal services on behalf of the Company.

10. INDEMNIFICATION.

Consultant agrees to indemnify and hold harmless the Company and its affiliates and their directors, officers and employees from and against all taxes, losses, damages, liabilities, costs and expenses, including attorneys' fees and other legal expenses, arising directly or indirectly from or in connection with (i) any negligent, reckless or intentionally wrongful act of Consultant or Consultant's assistants, employees, contractors or agents, (ii) a determination by a court or agency that the Consultant is not an independent contractor, (iii) any material breach by the Consultant or Consultant's assistants, employees, contractors or agents of any of the covenants contained in this Agreement relating to the Proprietary Information and Work Product, (iv) any failure of Consultant to perform the Services in accordance with all applicable laws, rules and regulations, or (v) any violation of a third party's rights resulting in whole or in part from the Company's use of the Work Product or other deliverables of Consultant under this Agreement.

Company agrees to indemnify and hold harmless the Consultant and its affiliates and their directors, officers and employees from and against all taxes, losses, damages, liabilities, costs and expenses, including attorneys' fees and other legal expenses, arising directly or indirectly from or in connection with any negligent, reckless or intentionally wrongful act of the Company or the Company's officers, directors, employees, contractors or agents.

11. WARRANTIES AND REPRESENTATIONS.

Consultant's advisory services are provided on a best-efforts basis and are based on his personal experience and expertise. There are no guarantees, warranties or representations of any kind that Consultant's advice or services will produce any specific results for the benefit of the Company. Actual results may substantially and materially differ from those suggested by Consultant. Consultant represents and warrants to Company that (a) he is under no contractual restriction or other restrictions or obligations that are inconsistent with this Agreement, the performance of his duties and the covenants hereunder, and (b) he is under no physical or mental disability that would interfere with his keeping and performing all of the agreements, covenants and conditions to be kept or performed hereunder.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year set below each Parties signature hereto.

"COMPANY"	"CONSULTANT"

CONEXEU SCIENCES INC.	URS MEIER

By: /s/ David Bogart	/s/ Urs Meier

Date: May 8, 2025	Date: May 8, 2025

EXHIBIT A

U.S. ACCREDITED INVESTOR CERTIFICATE

This U.S. Accredited Investor Certificate relates to the acquisition of units of the Conexeu Sciences Inc. (the "Company") (the "Units") [consisting of one share of common stock (the "Shares") of the Company and one Share purchase warrant (the "Warrants")] pursuant to the Business Advisory Agreement between the Company and Urs Meier dated May 8, 2025 A.              Each Warrant shall entitle the holder thereof to acquire one Share (each, a "Warrant Share") for a price of $0.40 per Warrant Share for a period 36 months.

To: CONEXEU SCIENCES INC.

This U.S. Accredited Investor Certificate (the "Certificate") is being completed in connection with the offer, issuance and sale of up to 416,667 Units of the Company to the undersigned pursuant to the Business Advisory Agreement.

The term "U.S. Person" means a U.S. person as defined in Regulation S promulgated under the U.S. Securities Act of 1933, as amended (the "U.S. Securities Act"), and includes: (a) any natural person resident in the United States; (b) any partnership or corporation organized or incorporated under the laws of the United States; (c) any trust of which any trustee is a U.S. Person; (d) any partnership or corporation organized outside the United States by a U.S. Person principally for the purpose of investing in securities not registered under the U.S. Securities Act, unless it is organized or incorporated, and owned, by accredited investors (within the meaning assigned in Rule 501(a) of Regulation D promulgated under the U.S. Securities Act) who are not natural persons, estates or trusts; (e) any estate of which any executor or administrator is a U.S. Person.  Capitalized terms not specifically defined in this Certificate will have the meaning ascribed to them in the Capital Market Advisory Agreement to which this Certificate relates.

1. The undersigned covenants, represents and warrants to the Company that it is an "accredited investor" as defined in Rule 501(a) of Regulation D under the U.S. Securities Act by virtue of satisfying one or more of the categories indicated in Section 3 below.

2. The undersigned further covenants, represents and warrants to the Company that:

(a) it understands that the Shares, Warrants and Warrant Shares (collectively, the "Securities") have not been and will not be registered under the U.S. Securities Act, that the sale contemplated hereby is being made in reliance on the exemption from such registration requirement provided by Rule 506(b) of Regulation D, that as such the Securities will be "restricted securities" within the meaning of Rule 144 under the U.S. Securities Act, and the undersigned is familiar with such rule and understands the resale limitations imposed thereby and the U.S. Securities Act;

(b) it acknowledges that it has not acquired the Securities as a result of any form of "general solicitation" or "general advertising" (as such terms are defined in Regulation D under the U.S. Securities Act), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or the Internet, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(c) acknowledges that it has not acquired the Securities as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the U.S. Securities Act) in the United States in respect of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of such Securities;

(d) it understands and agrees that there may be material tax consequences to the undersigned of an acquisition or disposition of any of the Securities.  The Company gives no opinion and makes no representation with respect to the tax consequences to the undersigned under United States, state, local or foreign tax law of the undersigned's acquisition or disposition of such securities.  In particular, no determination has been made whether the Company will be a "passive foreign investment company" ("PFIC") within the meaning of Section 1297 of the United States Internal Revenue Code;

(e) it understands and acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws and regulations, the certificates, or an ownership statement issued under a direct registration system or other electronic book-entry system, representing the Securities will bear a legend in substantially the following form:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS."

provided, however, if any Securities are being sold, the legend may be removed by delivery to the registrar and transfer agent and the Company of an opinion of counsel, of recognized standing reasonably satisfactory to the Company, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws;

(f) it is a resident of the state or other jurisdiction listed in its address as indicated below the undersigned's signature hereto;

(g) it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and it is able to bear the economic risk of loss of its entire investment;

(h) the Company has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the offer and sale of the Securities and it has had access to such information concerning the Company as it has considered necessary or appropriate in connection with its investment decision to acquire the Securities;

(i) it is acquiring the Securities for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition, and in particular it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons unless such Securities are registered under the U.S. Securities Act and any applicable state securities laws, including, without limitation, any regulation under the U.S. Securities Act, or in reliance on and pursuant to an exemption from such requirements;

(j) if it decides to offer, sell or otherwise transfer any of such Securities, it will not offer, sell or otherwise transfer any of such Securities, directly or indirectly, unless:

(i) the sale is to the Company;

(ii) the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(iii) the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder and in accordance with any applicable state securities or "Blue Sky" laws; or

(iv) the Securities are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities;

and, in the case of clauses (iii) or (iv) above, it has prior to such sale furnished to the Company an opinion of counsel or other evidence of exemption in form and substance satisfactory to the Company, acting reasonably;

(k) it understands that the Company is not obligated to file and has no present intention of filing with the U.S. Securities and Exchange Commission or with any state securities administrators any registration statement in respect of resales of the Securities in the United States;

(l) it understands and acknowledges that if the Company ever becomes a "shell company" as such term is defined in Rule 405 under the U.S. Securities Act and that if the Company is not in compliance with the requirements of Rule 144(i)(2) under the U.S. Securities Act that Rule 144 will not be available for resales of the Securities;

(m) it consents to the Company making a notation on its records or giving instruction to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described herein;

(n) it certifies that the offer, sale and issuance of the Securities is not a transaction, or part of a chain of transactions which, although in technical compliance with Regulation D, is part of a plan or scheme to evade the registration requirements of the U.S. Securities Act;

(o) it certifies that the undersigned was not formed for the specific purpose of acquiring the Securities; and

(p) it acknowledges and understands that no agency, governmental authority, regulatory body, stock exchange or other entity (including, without limitation, the United States Securities and Exchange Commission or any state securities commission) has made any finding or determination as to the merit of investment in, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to, any of the Securities.

3. The undersigned further covenants, represents and warrants to the Company that it qualifies as an "accredited investor" as defined in Regulation D by virtue of satisfying one or more of the categories (please place your initials on the appropriate line(s) 1 through 23 below):

_______ Category 1. A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

_______ Category 2. A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

_______ Category 3. A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; or

_______ Category 4. An investment adviser registered pursuant to section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state; or

_______ Category 5. An investment adviser relying on the exemption from registering with the United States Securities and Exchange Commission (the "Commission") under section 203(l) or (m) of the Investment Advisers Act of 1940; or

_______ Category 6. An insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; or

_______ Category 7. An investment company registered under the United States Investment Corporation Act of 1940; or

_______ Category 8. A business development company as defined in Section 2(a)(48) of the United States Investment Corporation Act of 1940; or

_______ Category 9. A small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958; or

_______ Category 10. A rural business investment company as defined in section 384A of the Consolidated Farm and Rural Development Act; or

_______ Category 11. A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of US$5,000,000; or

_______ Category 12. An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of US$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are U.S. Accredited Investors; or

_______ Category 13. A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940; or

_______ Category 14. An organization described in Section 501(c)(3) of the United States Internal Revenue Code of 1986, as amended, a corporation, a limited liability company, a Massachusetts or similar business trust, a partnership, or limited liability company, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000; or

_______ Category 15. Any director or executive officer of the Company; or

__UM__ Category 16. A natural person (including an IRA (Individual Retirement Account) owned by such person) whose individual net worth, or joint net worth with that person's spouse or spousal equivalent (being a cohabitant occupying a relationship generally equivalent to that of a spouse), excluding the value of that person's primary residence net of any mortgage obligation secured by the property, exceeds US$ 1,000,000 (note: for the purposes of calculating net worth: (i) the person's primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person's primary residence, up to the estimated fair market value of the primary residence at the time of the sale of the securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of the securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); (iii) indebtedness that is secured by the person's primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability; (iv) for the purposes of calculating joint net worth of the person and that person's spouse or spousal equivalent, (A)joint net worth can be the aggregate net worth of the investor and spouse or spousal equivalent, and (B) assets need not be held jointly to be included in the calculation; and (v) reliance by the person and that person's spouse or spousal equivalent on the joint net worth standard does not require that the securities be purchased jointly); or

_______ Category 17. A natural person (including an IRA (Individual Retirement Account) owned by such person) who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person's spouse or spousal equivalent in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

_______ Category 18. A trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the U.S. Securities Act; or

_______ Category 18a. A revocable trust which may be revoked or amended by its settlors (creators), each of whom is a U.S. Accredited Investor (note: if this category is selected, you must furnish a supplementary representation letter from each settlor confirming how such settlor qualifies as a U.S. Accredited Investor); or

_______ Category 19. Any entity in which all of the equity owners meet the requirements of at least one of the above categories.

If you checked Category 19, please indicate the name and category of U.S Accredited Investor (by reference to the applicable number in this section 2(e)) of each equity owner:

Name of Equity Owner	Category of U.S. Accredited Investor

Note: It is permissible to look through various forms of equity ownership to natural persons in determining the U.S. Accredited Investor status of entities under this category. If those natural persons are themselves U.S. Accredited Investors, and if all other equity owners of the entity seeking U.S. Accredited Investor status are U.S. Accredited Investors, then this category will be available.

_______ Category 20. An entity, of a type not listed in Categories 1-14, 18 or 19, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of US$5,000,000 (note: for the purposes of this Category 20, "investments is defined in Rule 2a51-1(b) under the Investment Company Act of 1940); or

_______ Category 21. A natural person holding in good standing one or more of the following professional certifications or designations or credentials from an accredited educational institution that the Commission has designated as qualifying an individual for U.S. Accredited Investor status, including an IRA (Individual Retirement Account) owned by such person: The General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), and the Licensed Investment Adviser Representative (Series 65); or

_______ Category 22. A "family office," as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940: (i) with assets under management in excess of US$5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person (a "Knowledgeable Family Office Administrator") who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment; or

_______ Category 23. A "family client," as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, of a family office meeting the requirements set forth in Category 23 above and whose prospective investment in the Company is directed by such family office with the involvement of the Knowledgeable Family Office Administrator.

The foregoing representations are true and accurate as of the date of this Certificate and will be true and accurate as of the date of issuance of the Securities.  If any such representation will not be true and accurate prior to the date of issuance of the Securities, the undersigned will give immediate written notice of such fact to the Company.

Dated: May 8, 2025.

___________________________________________ Name of witness (if undersigned is an individual) ___________________________________________ Signature of witness	X /s/ Urs Meier
Signature

Urs Meier
Name of undersigned (please print)

___________________________________________
Name of authorized signatory (please print)

___________________________________________
Official capacity of authorized signatory (please print)
Spitalstrasse 21a, 8840 Einsiedeln - Switzerland
Address of undersigned (please print)
___________________________________________